UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 12, 2005
                                                           --------------

                              PEOPLES BANCORP INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Ohio                     0-16772                 31-0987416
----------------------------     -----------------     ----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)              Number)           Identification Number)

       138 Putnam Street, PO Box 738
               Marietta, Ohio                         45750-0738
---------------------------------------------       --------------
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (740) 373-3155
                                                      ---------------

                                 Not applicable
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                           Index to Exhibits on Page 4

Section 8 - Other Events
      Item 8.01    Other Events
                  On May 13, 2005 Peoples Bancorp's Board of Directors issued a news release declaring a cash dividend to shareholders of record. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits


  Exhibit Number                              Description
 ----------------------    -----------------------------------------------
        99                 News Release issued by Peoples Bancorp Inc. on
                           May 13, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.



Date:  May 13, 2005               By: /s/ MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Operating Officer





                                INDEX TO EXHIBITS


  Exhibit Number                          Description
 ----------------------    -----------------------------------------------
        99                 News Release issued by Peoples Bancorp Inc. on
                           May 13, 2005